UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class I

Nuveen Georgia Municipal Bond Fund	FGATX	—	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	—	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	—	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FMTBX	FTNCX	FTNRX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review key investment strategies and the performance of the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund. Dan has managed the Georgia, North Carolina and Tennessee Funds since 2007, and Steve has managed the Louisiana Fund since 2011.

How did the Funds perform during the six-month reporting period ending November 30, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ending November 30, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and its and Lipper classification average.

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18 (subsequent to the close of this reporting period) that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. Political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to the unsettled environment during this period and prompted an increase in selling by bondholders across the fixed income markets. Although the second half of the period brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the period as a whole, especially at the longer end of the maturity spectrum, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During the six-month period, the Class A Shares at net asset value (NAV) of the Georgia, Louisiana, North Carolina and Tennessee Funds all underperformed the S&P Municipal Bond Index. However, all four Funds outperformed the Lipper Other States Municipal Debt Funds Classification Average to varying degrees. Shareholders should note that the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

performance of the Lipper Other States classification represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

What strategies were used to manage the Funds during the six-month reporting period ended November 30, 2013? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

The Nuveen Georgia Municipal Bond Fund modestly underperformed the S&P Municipal Bond Index, as our results were held back in relative terms by unfavorable duration positioning, which reflects the Fund’s sensitivity to interest rate changes. Specifically, we were underweighted in shorter duration bonds, which were hurt less by the detrimental effects of rising interest rates than their longer dated counterparts. We also had exposure to inverse floating rate securities (known as inverse floaters), whose interest payments go down when rates go up, and these long-term securities also lagged.

During a six-month span characterized by a high degree of risk aversion on the part of investors, bonds with higher credit ratings tended to outperform lower rated securities. This trend worked to the Fund’s benefit, given our overweighting in AA-rated issues. As of period end, the portfolio’s AA allocation was a relatively high 43%, up from 42% six months earlier. Our sector positioning also added value. We maintained an overweighting in local general obligation (GO) bonds, which outpaced the market as a whole. Tempering those favorable results, however, was an underweight in single-family housing bonds. This was a modest disadvantage, as this sector has tended to hold up well amid rising interest rates. Also of note, the Fund’s exposure to Puerto Rico was 0.7% of the portfolio at the start of the six-month reporting period and 0.5% at its end of the reporting period, consisting of one long dated zero coupon tobacco bond issue. Puerto Rico bonds were poor performers in absolute terms, reflecting their long durations and ties to the credit challenged U.S. territory. Because of our modest exposure, however, the overall impact on the Fund’s relative performance was minimal.

The Georgia Fund experienced significant investment outflows during the reporting period as was evidenced with other municipal bond state funds. Accordingly, our management focused on generating the proceeds needed to accommodate shareholder redemption activity. Simultaneously, we worked to maintain the portfolio’s existing structure as much as possible. To satisfy redemptions, we used funds generated from bond calls. We also sold bonds across a wide variety of sectors and credit quality segments. Our sales were concentrated on bonds with structural characteristics that tend to appeal to individual investors, a more consistent source of demand during the reporting period, over institutional investors. These included Atlanta airport bonds priced at a modest discount to their face value. The vast majority of our transactions were bond sales, though we also made a small number of purchases, which enabled us to put money to work in the market when it became available to us. We purchased AA-rated water/sewer bonds, short dated tax-increment financing district credits and a prepaid-gas bond issue, all with maturities ranging from 7 to 20 years.

The Nuveen North Carolina Municipal Bond Fund also underperformed the S&P Municipal Bond Index during the six-month reporting period. Again, duration positioning was a negative factor. In addition to being underweighted in short term bonds, the Fund was also overweighted in longer duration issues. This positioning was unfavorable, given

6	Nuveen Investments

that longer duration bonds, including the Fund’s inverse floaters, suffered the most in response to rising interest rates. In contrast, the Fund’s credit quality positioning provided a positive impact on our results. Owing largely to the high quality issuance that tends to predominate in North Carolina, the Fund had substantial exposure to highly rated bonds, including a 23% stake in AAA-rated bonds and a 53% allocation to AA-rated issues at period end. With higher quality securities faring better than lower rated issues, the Fund did relatively well compared to the national municipal market. The Fund also modestly benefited from its sector positioning, especially an underweight in dedicated-tax bonds, one of the market’s poorer performing sectors during the reporting period. Our health care positioning also proved helpful, but our overweighting in the lagging public power bond category was an offsetting negative for relative performance. Meanwhile, the fairly small exposure to Puerto Rico bonds impacted the Fund negatively, given the U.S. territory’s credit difficulties. Coming into the reporting period, about 1.2% of the portfolio was held in a combination of Puerto Rico Sales Tax Financing Corporation (COFINA) sales-tax bonds and long dated zero coupon issues, the latter of which were further hampered by their relatively long durations. We sold all of our Puerto Rico holdings before end of the reporting period, though not before they detracted from the Fund’s results.

Our portfolio management emphasis was to generate sufficient funds to meet the heightened level of investment outflows. At times, this entailed using the proceeds of bond calls, as well as selling short dated pre-refunded bonds, which were logical liquidation candidates, given investor demand for short-maturity, high-quality issues. We also sold bonds from a variety of sectors, maturity ranges and credit ratings. Because we believed the Fund was already attractively positioned, our aim was to preserve the Fund’s structural characteristics as much as possible. The main exception, however, was among territorial bonds, as we looked to meet shareholder redemptions first with territorial paper. During the reporting period, we sold our two Puerto Rico bond positions and liquidated the Fund’s modest stake in U.S. Virgin Islands and Guam issues. Accordingly, by period end, the portfolio was 100% invested in North Carolina debt.

On the purchase side, our additions to the Fund included a health care bond; an intermediate duration, A-rated higher education bond issue; and a short dated, below investment grade tax-increment financing district issue. Our buying strategy was similar to our selling approach, as we structured the portfolio to avoid major changes to the Fund’s sector, credit quality and duration composition. Despite a relatively large number of transactions during the reporting period, we believe we were successful in limiting the impact of these changes on the Fund.

Similar to the other two funds, duration positioning was a notable factor for the Nuveen Tennessee Municipal Bond Fund’s underperformance of the S&P Municipal Bond Index. Specifically, the combination of underweighting short dated securities and overweighting longer dated issues was negative, given that bonds on the shorter end of the yield curve were far less vulnerable to rising rates. The Fund’s underperforming long duration bonds included its inverse floaters.

Credit quality and sector positioning slightly enhanced performance. Largely because of the high quality nature of the Tennessee municipal marketplace, the Fund was overweighted in AA-rated bonds. From a sector standpoint, our underweighting in struggling dedicated-tax bonds and positioning in the health care sector also aided results. The Fund had negligible exposure to Puerto Rico bonds. Our allocation was 0.7% of the portfolio at the beginning of the six month reporting period and was entirely eliminated by the end of the reporting period. Our caution in owning bonds issued by this credit challenged U.S. territory spared the Fund damage from this very poor performing segment of the municipal market.

Throughout the reporting period, we purchased only one new bond issue, Knoxville water-treatment bonds with a 2044 maturity. We were more active in selling bonds, reflecting the large amount of shareholder redemptions taking place

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

across the municipal industry. When liquidating securities, our priority was to sell territorial bonds while maintaining our Tennessee paper. As previously mentioned, we sold our small Puerto Rico position during the reporting period and finished the reporting period with a small portfolio stake in U.S. Virgin Islands bonds.

We also sold some of the Fund’s lower coupon bonds, which had been added to the portfolio in previous reporting periods, when we were receiving abundant investment inflows and were focused on keeping the Fund fully invested. Because these securities tend to be particularly attractive to individual investors, they were in healthy demand during the reporting period and provided a ready source of funds.

Nuveen Louisiana Municipal Bond Fund

The Nuveen Louisiana Municipal Bond Fund lagged the S&P Municipal Bond Index during the six-month reporting period, with duration positioning being the primary reason for the Fund’s underperformance.

Having a longer duration than the index meant the Fund was more sensitive to rising interest rates. The durations of both the Fund and the index naturally increased in response to higher rates. Furthermore, the Fund was overweight longer term bonds compared with the index, which further curtailed its ability to keep pace with the benchmark. As interest rates climbed, the yield curve steepened, meaning that yields on longer term bonds significantly rose disproportionately more than yields on shorter term bonds. This “bear market steepening” is rare, having occurred in only two other quarters since the 1980s. Recognizing that municipal bonds had suffered disproportionately compared with U.S. government bonds during this reporting period of rising rates, we were hesitant to reduce the Fund’s duration. Had we overreacted to this short term market dislocation, we would have locked in duration driven losses. Instead, we wanted to preserve the Fund’s ability to participate in a municipal market recovery, which it did in the final months of the reporting period as rates declined.

During the reporting period, we eliminated holdings in Puerto Rico bonds, which made up roughly 2.6% of net assets at the beginning of the reporting period. Fortunately, our sales of Puerto Rico bonds occurred before any price declines in the summer, which resulted from worries about the island’s fiscal and economic challenges. While these sales tempered the negative performance impact of our allocation to these territorial issues, our weighting in Puerto Rico nevertheless detracted from the Fund’s results in relative terms.

Another detractor was the Fund’s credit quality positioning. Specifically, the Fund was hurt by a relatively large overweighting in BBB bonds during the reporting period, although this performance impact was skewed by the Fund’s allocation to BBB-rated Puerto Rico bonds. The reduction in the Fund’s Puerto Rico stake also helps explain why the portfolio allocation to BBB-rated bonds declined substantially during the reporting period. What we lost from our quality positioning, however, was offset more than two-fold by favorable individual credit selection, with particularly strong performance from some of our A-rated and AA-rated securities, as well as certain BBB-rated positions.

Sector selection provided a generally positive contribution, with most of our under- and overweightings of the various segments that make up the municipal bond market benefiting performance relative to the index. Security selection was another positive because the Fund’s holdings generally outpaced comparable securities in the index. This was especially obvious within our health care holdings, which handily outpaced similar securities in the index. The Fund mirrored the overall municipal bond market, in that it incurred investor outflows. In order to meet shareholder redemptions, we took advantage of pockets of strong investor demand to sell some lower yielding, A-rated parish sales tax bonds. To a lesser extent, we also sold some corporate-backed municipal bonds that had performed well and, as such, provided comparatively high prices.

8	Nuveen Investments

Although our management activity was driven toward the sale side given investor outflows, we also made some purchases during the reporting period. As interest rates rose, we tended to turn to the new issue market as a source for bonds offering comparatively high yields and opportunities to further diversify the Fund. We also added bonds from Guam. Securities from this U.S. territory are free from income taxes nationwide and Guam’s fiscal and economic outlook is more favorable than that of Puerto Rico and is exhibiting improving fundamentals. Guam bonds also provided an opportunity to diversify the portfolio beyond Louisiana. Other high coupon purchases were made as a way to bolster the Fund’s income-generating capabilities.

An Update Regarding Detroit and Puerto Rico

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the six-month reporting period ended November 30, 2013, Puerto Rico paper underperformed the municipal market as a whole.

Nuveen Investments	9

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2013, all four Funds had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.04)%	(3.74)%	6.50%	3.78%
Class A Shares at maximum Offering Price	(7.10)%	(7.76)%	5.59%	3.33%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
S&P Municipal Bond Georgia Index*	(1.74)%	(2.76)%	6.45%	4.22%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(3.41)%	(4.28)%	5.94%	3.22%
Class I Shares	(2.95)%	(3.48)%	6.74%	4.00%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.00%	(2.59)%	6.37%	3.69%
Class A Shares at maximum Offering Price	(4.17)%	(6.71)%	5.45%	3.24%
Class C Shares	(0.29)%	(3.13)%	5.78%	3.13%
Class I Shares	0.18%	(2.40)%	6.58%	3.91%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.81%	1.36%	0.61%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	3.88%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.80)%	(5.11)%	6.84%	3.83%
Class A Shares at maximum Offering Price	(7.87)%	(9.08)%	5.93%	3.38%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
S&P Municipal Bond Louisiana Index*	(1.86)%	(2.35)%	8.13%	4.95%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(4.08)%	(5.64)%	6.27%	3.26%
Class I Shares	(3.68)%	(4.89)%	7.08%	4.01%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.36)%	(3.88)%	7.42%	3.73%
Class A Shares at maximum Offering Price	(4.57)%	(7.90)%	6.50%	3.29%
Class C Shares	(0.73)%	(4.51)%	6.82%	3.16%
Class I Shares	(0.24)%	(3.67)%	7.65%	3.91%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.85%	1.40%	0.65%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	4.21%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.53)%	(5.00)%	6.38%	3.91%
Class A Shares at maximum Offering Price	(7.55)%	(8.99)%	5.47%	3.46%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
S&P Municipal Bond North Carolina Index*	(1.63)%	(2.59)%	6.04%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C Shares	(3.80)%	(5.53)%	5.80%	3.35%
Class I Shares	(3.42)%	(4.79)%	6.61%	4.13%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.19)%	(3.68)%	6.07%	3.81%
Class A Shares at maximum Offering Price	(4.42)%	(7.72)%	5.16%	3.36%
Class C Shares	(0.38)%	(4.22)%	5.50%	3.24%
Class I Shares	(0.10)%	(3.57)%	6.27%	4.00%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.80%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.55)%	(5.02)%	6.44%	4.27%
Class A Shares at maximum Offering Price	(7.62)%	(9.04)%	5.52%	3.82%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
S&P Municipal Bond Tennessee Index*	(1.75)%	(2.32)%	7.34%	4.17%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class B Shares w/o CDSC	(4.00)%	(5.82)%	5.64%	3.64%
Class B Shares w/CDSC	(8.74)%	(9.47)%	5.48%	3.64%
Class C Shares	(3.91)%	(5.64)%	5.84%	3.69%
Class I Shares	(3.45)%	(4.83)%	6.64%	4.48%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)**

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.08)%	(3.90)%	6.00%	4.13%
Class A Shares at maximum Offering Price	(4.24)%	(7.91)%	5.09%	3.68%
Class C Shares	(0.46)%	(4.52)%	5.40%	3.56%
Class I Shares	(0.06)%	(3.79)%	6.18%	4.33%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class I
Expense Ratios	0.79%	1.55%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	3.45%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Class B Shares were converted to Class A Shares at the close of business on December 16, 2013.

Nuveen Investments	15

Yields as of November 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.56%	3.16%	3.90%
SEC 30-Day Yield	2.87%	2.45%	3.20%
Taxable-Equivalent Yield[2]	4.24%	3.62%	4.73%

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.82%	3.44%	4.20%
SEC 30-Day Yield	3.56%	3.17%	3.92%
Taxable-Equivalent Yield[3]	5.17%	4.61%	5.70%

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.46%	3.04%	3.77%
SEC 30-Day Yield	2.51%	2.07%	2.82%
Taxable-Equivalent Yield[4]	3.78%	3.12%	4.25%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.2%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.6%.

16	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class I
Dividend Yield	3.23%	2.58%	2.79%	3.58%
SEC 30-Day Yield	2.81%	2.18%	2.40%	3.14%
Taxable-Equivalent Yield[5]	4.15%	3.22%	3.55%	4.64%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Nuveen Investments	17

Holding Summaries November 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	17.7%
AA	43.0%
A	23.0%
BBB	6.6%
BB or Lower	4.2%
N/R	4.3%

Portfolio Composition1,4

Tax Obligation/General	23.9%
Health Care	17.1%
Water and Sewer	16.7%
Tax Obligation/Limited	13.0%
Utilities	10.0%
U.S. Guaranteed	6.0%
Education and Civic Organizations	5.3%
Other	8.0%

Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	4.1%
AA	38.4%
A	28.6%
BBB	20.3%
BB or Lower	1.7%
N/R	7.1%

Portfolio Composition1,4

Tax Obligation/Limited	21.2%
Health Care	20.0%
Education and Civic Organizations	13.8%
Transportation	10.3%
Tax Obligation/General	8.4%
Housing/Multifamily	5.3%
Materials	4.6%
U.S. Guaranteed	4.1%
Other	12.3%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

18	Nuveen Investments

Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	23.1%
AA	53.2%
A	14.8%
BBB	4.3%
N/R	3.0%

Portfolio Composition1,4

Health Care	20.8%
Tax Obligation/Limited	16.9%
Water and Sewer	15.4%
Transportation	14.4%
U.S. Guaranteed	12.3%
Education and Civic Organizations	10.3%
Utilities	5.7%
Other	4.2%

Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	14.8%
AA	49.8%
A	19.7%
BBB	9.9%
BB or Lower	0.3%
N/R	3.2%

Portfolio Composition1,4

Water and Sewer	18.2%
Tax Obligation/General	17.8%
Health Care	16.2%
Utilities	15.2%
U.S. Guaranteed	10.2%
Education and Civic Organizations	8.5%
Housing/Multifamily	6.7%
Other	7.2%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Georgia Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$969.60	$965.90	$970.50	$1,021.01	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.00	$6.70	$3.01	$4.10	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.36% and .61% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$962.00	$959.20	$963.20	$1,020.81	$1,018.05	$1,021.81
Expenses Incurred During Period	$4.18	$6.88	$3.20	$4.31	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.40% and .65% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen North Carolina Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$964.70	$962.00	$965.80	$1,021.06	$1,018.30	$1,022.06
Expenses Incurred During Period	$3.94	$6.64	$2.96	$4.05	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.35% and .60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Tennessee Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$964.50	$960.00	$960.90	$965.50	$1,021.06	$1,017.30	$1,018.30	$1,022.06
Expenses Incurred During Period	$3.94	$7.62	$6.64	$2.96	$4.05	$7.84	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	21

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Georgia Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.8%

	MUNICIPAL BONDS – 100.8%

	Consumer Staples – 0.5%

$15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	$880,350

	Education and Civic Organizations – 5.3%

1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	1,041,400

1,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	1,009,600

1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	1,484,698

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – NPFG Insured	5/14 at 100.00	Aa3	1,871,902

75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	78,089

3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	3,318,706
8,685	Total Education and Civic Organizations			8,804,395

	Health Care – 17.3%

3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	6/14 at 100.00	B	2,822,141

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BB–	1,890,297
1,760	5.000%, 12/01/26	12/14 at 100.00	BB–	1,619,059

1,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,549,335

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	3,031,410

1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	Aa2	1,381,946

1,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2004B, 5.000%, 10/01/29	10/14 at 100.00	Aa1	1,251,288

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A+	2,526,200
2,000	5.250%, 10/01/42	10/17 at 100.00	A+	2,019,560

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	2,067,950

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	A1	2,264,976

4,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	A3	4,018,280

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,245,635
29,060	Total Health Care			28,688,077

	Housing/Multifamily – 2.1%

3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	3,451,421

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 1.5%

$2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	$2,499,100

	Materials – 0.6%

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,066,990

	Tax Obligation/General – 24.1%

1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	1,040,430

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,508,730

1,700	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	1,716,864

1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	1,432,662

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,710,140

1,395	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA+	1,562,414

3,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,847,210

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/15 at 100.00	Aa2	1,160,698

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	2,360,773

3,500	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	3,714,445

500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	566,760

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,483,724

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2868, 13.424%, 2/01/16 (IF)	No Opt. Call	AAA	2,066,194

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,562,485

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
710	4.750%, 2/01/29	2/17 at 100.00	AA+	733,118
1,250	5.000%, 2/01/33	2/17 at 100.00	AA+	1,325,838

1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	998,440

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	2,190,166
38,120	Total Tax Obligation/General			39,981,091

	Tax Obligation/Limited – 13.2%

3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	Aa2	3,341,952

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
610	5.250%, 12/01/22 – AGC Insured	12/17 at 100.00	AA–	644,916
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA–	1,477,893

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	2,883,025

125	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	144,834

1,080	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	1,141,862

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,000	5.400%, 1/01/20	7/15 at 100.00	A–	1,051,520
1,575	5.600%, 1/01/30	7/15 at 100.00	A–	1,640,048

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,000,140

Nuveen Investments	23

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Georgia Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA	$963,984

200	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	229,796

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
240	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	A	257,374
155	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	A	168,803

988	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	803,356

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	2/14 at 100.00	A+	1,610,345

1,325	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Series 2007, 5.250%, 7/01/28 – FGIC Insured	No Opt. Call	AA+	1,498,814

1,885	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA	2,124,979

810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	AA–	826,484
20,678	Total Tax Obligation/Limited			21,810,125

	Transportation – 3.3%

2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/31	No Opt. Call	A+	2,097,500

3,335	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA–	3,428,847
5,335	Total Transportation			5,526,347

	U.S. Guaranteed – 6.0% (4)

405	Brunswick, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 1992, 6.100%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	A (4)	478,451

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	A1 (4)	1,075,672

890	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa2 (4)	911,903

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	A2 (4)	1,093,130

605	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	Aa2 (4)	692,332

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	AA+ (4)	3,167,160

	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004:
970	5.000%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	974,229
1,000	5.000%, 1/01/35 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	1,004,360

530	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – NPFG Insured (ETM)	No Opt. Call	A (4)	574,986
9,440	Total U.S. Guaranteed			9,972,223

	Utilities – 10.1%

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	A+	2,094,160

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+	1,619,580

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	2,035,000

1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Series 2012, 5.000%, 1/01/28 – AGM Insured	No Opt. Call	AA–	1,283,100

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
750	5.000%, 3/15/19	No Opt. Call	A	828,593
500	5.000%, 3/15/21	No Opt. Call	A	548,750
2,315	5.000%, 3/15/22	No Opt. Call	A	2,505,036

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
1,000	5.000%, 3/15/18	No Opt. Call	A+	1,103,450
160	5.500%, 9/15/23	No Opt. Call	A	178,072
2,585	5.500%, 9/15/27	No Opt. Call	A	2,780,528

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A+	$405,936

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A+	1,342,062
16,360	Total Utilities			16,724,267

	Water and Sewer – 16.8%

4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa3	4,657,080

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	831,184

110	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 – AGM Insured	6/14 at 100.00	AA+	112,554

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32	6/18 at 100.00	Aa2	1,141,866
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa2	3,837,870

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	Aa2	1,024,890

3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	Aa2	3,726,856

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,634,374

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	4/14 at 100.00	Aa2	2,509,050

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewage Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	1,834,108

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2	1,059,570

1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,068,460

2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,189,200

640	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	684,570

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33	1/19 at 100.00	AA+	111,004

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	470,724
26,160	Total Water and Sewer			27,893,360
$175,953	Total Long-Term Investments (cost $165,208,723)			167,297,746

	Floating Rate Obligations – (2.0)%			(3,380,000)
	Other Assets Less Liabilities – 1.2%			2,024,531
	Net Assets – 100%			$165,942,277

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Louisiana Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.9%

	MUNICIPAL BONDS – 101.9%

	Consumer Staples – 2.2%

$2,500	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	BBB+	$2,452,625

	Education and Civic Organizations – 14.1%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,048,990

815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA–	863,607

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA–	1,585,395

750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	803,993

1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,077,539

1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking – Cowboy Facilities, Inc. Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	1,232,725

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc. Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A3	2,045,800

1,920	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	N/R	1,857,562

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A+	3,066,150

1,530	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/26 – NPFG Insured	9/16 at 100.00	A+	1,633,168

375	Louisiana State University and Agricultural and Mechanical College Board of Supervisors, Auxiliary Revenue Bonds, Series 2012, 5.000%, 7/01/25	7/22 at 100.00	AA–	413,198
15,145	Total Education and Civic Organizations			15,628,127

	Energy – 1.5%

1,700	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	1,687,046

	Health Care – 20.4%

1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39	1/21 at 100.00	BBB	1,046,570

1,500	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BBB–	1,578,075

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,143,120

3,410	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	3,698,043

1,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A3	1,005,050

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA–	2,047,824

2,620	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	2/14 at 100.00	BBB	2,615,677

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,500	Louisiana Public Facilities Authority, Revenue Bonds, Franciscan Missionaries of Our Lady of Health System Project, Series 2009, 6.750%, 7/01/39	7/19 at 100.00	A+	$1,642,200

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	5,059,545

2,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A+	1,824,813
21,965	Total Health Care			22,660,917

	Housing/Multifamily – 5.4%

2,000	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	2,022,060

985	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/36 at 101.00	Aa1	1,027,325

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	AA–	2,961,480
5,985	Total Housing/Multifamily			6,010,865

	Housing/Single Family – 1.1%

335	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aa1	347,090

135	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	4/14 at 100.00	Aaa	135,761

640	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aa1	690,714
1,110	Total Housing/Single Family			1,173,565

	Industrials – 1.4%

1,690	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,545,843

	Materials – 4.7%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	5/14 at 100.00	BBB	1,250,125

1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,355,606

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB	1,612,065

1,035	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	1,027,724
5,060	Total Materials			5,245,520

	Tax Obligation/General – 8.6%

2,000	Guam, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	1,967,640

1,175	LaFourche Parish Consolidated School District 1, Louisiana, General Obligation Bonds, Series 2012, 5.000%, 3/01/25	3/23 at 100.00	A+	1,293,123

2,085	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA–	2,388,034

2,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	A	2,230,348

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,130,540

500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	A+	522,640
8,930	Total Tax Obligation/General			9,532,325

	Tax Obligation/Limited – 21.6%

1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	No Opt. Call	A	1,299,260

1,000	Ernest N. Morial – New Orleans Exhibition Hall Authority, Louisiana, Special Tax Refunding Bonds, Series 2012, 5.000%, 7/15/27	No Opt. Call	A+	1,053,600

Nuveen Investments	27

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Louisiana Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,525	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004, 5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	A+	$1,574,929

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36	3/21 at 100.00	AA	1,903,132

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA–	1,087,400

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	1,073,380

900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	905,372

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 – AGM Insured	12/21 at 100.00	AA–	1,079,890

725	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Public Improvement Projects, Series 2007, 5.000%, 11/01/32 – AMBAC Insured	11/17 at 100.00	Aa3	750,071

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,008,140

1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation Series 2011, 0.000%, 10/01/20	No Opt. Call	AA–	1,161,258

2,500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	2,516,925

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,048,380

1,500	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,579,860

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 18.209%, 5/01/33 (IF)	5/20 at 100.00	AA	1,153,190

1,000	Louisiana State, Highway Improvement Revenue Bonds, Series 2013A, 5.000%, 6/15/33	6/23 at 100.00	AA–	1,060,740

2,930	Orleans Parish School Board, Louisiana, Public School Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	2,741,865

1,000	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Refunding Series 2012, 4.000%, 3/01/24	No Opt. Call	A	1,006,400

15	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	3/14 at 101.00	AA–	15,327
23,605	Total Tax Obligation/Limited			24,019,119

	Transportation – 10.5%

805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA–	899,724

2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 (WI/DD, Settling 12/04/13) (Alternative Minimum Tax)	1/24 at 100.00	AA–	1,979,900

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilities Corporation – Phase I Project, Series 2012, 4.250%, 10/01/36 – AGM Insured	10/17 at 100.00	AA–	1,827,540

	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A:
100	5.125%, 1/01/31	1/20 at 100.00	A–	102,277
1,700	5.250%, 1/01/41	1/20 at 100.00	A–	1,720,213

2,115	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 2007A, 5.250%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/18 at 100.00	AA–	2,128,790

	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	1,223,671
500	5.000%, 4/01/32 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	487,085

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008, 5.125%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA–	1,268,669
11,770	Total Transportation			11,637,869

	U.S. Guaranteed – 4.2% (4)

1,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	A+ (4)	1,046,800

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,460	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	A3 (4)	$1,507,289

1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 6.375%, 7/01/30 (Pre-refunded 7/01/14)	7/14 at 100.00	A+ (4)	1,036,720

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	1,028,470
4,460	Total U.S. Guaranteed			4,619,279

	Utilities – 3.5%

1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA–	1,542,959

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	BBB+	1,330,650

1,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	AA–	1,018,670
4,000	Total Utilities			3,892,279

	Water and Sewer – 2.7%

500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Refunding Bonds, Series 2011, 5.125%, 4/01/37	4/21 at 100.00	A	510,540

1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 – AGM Insured	11/21 at 100.00	AA–	1,022,940

1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37	11/22 at 100.00	A+	1,518,255
3,000	Total Water and Sewer			3,051,735
$110,920	Total Long-Term Investments (cost $112,180,539)			113,157,114

	Floating Rate Obligations – (1.7)%			(1,875,000)
	Other Assets Less Liabilities – (0.2)%			(271,053)
	Net Assets – 100%			$111,011,061

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen North Carolina Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.5%

	MUNICIPAL BONDS – 98.5%

	Education and Civic Organizations – 10.1%

$1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	$1,792,870

1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A	1,023,210

1,930	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37	No Opt. Call	A1	1,964,952

1,440	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, High Point University, Series 2012, 5.000%, 5/01/32	5/21 at 100.00	BBB+	1,444,363

	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,180	6.000%, 6/01/31	6/18 at 100.00	BBB	1,237,737
60	6.125%, 6/01/35	6/18 at 100.00	BBB	62,668

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,133,980

2,000	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,124,440

10,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	10,898,099

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,969,840
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	4,000,570
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,396,818

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	827,123

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured	4/17 at 100.00	AA–	4,241,360

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AA–	1,372,748
39,260	Total Education and Civic Organizations			40,490,778

	Health Care – 20.5%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27	10/17 at 100.00	N/R	2,813,642
2,275	5.250%, 10/01/38	10/17 at 100.00	N/R	1,956,523

2,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	3,015,420

3,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,030,267

2,925	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	2,950,009

1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	1,679,406

3,180	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA–	3,238,353

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	2,523,191

3,750	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	AA–	3,807,413

2,770	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,650,281

	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A:
2,000	3.750%, 10/01/33	10/22 at 100.00	BBB	1,553,000
2,000	4.000%, 10/01/42	10/22 at 100.00	BBB	1,517,880

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	$3,056,160

4,665	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	3,879,741

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A:
2,000	5.000%, 12/01/45	No Opt. Call	A+	1,973,260
6,000	4.000%, 12/01/45	12/22 at 100.00	A+	4,847,340

	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A:
2,200	5.000%, 10/01/25	10/22 at 100.00	A–	2,333,716
2,300	5.000%, 10/01/26	No Opt. Call	A–	2,414,195

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,342,050

6,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	6,089,820

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
455	5.500%, 10/01/19 – RAAI Insured	4/14 at 100.00	BBB	455,892
1,385	5.500%, 10/01/29 – RAAI Insured	4/14 at 100.00	BBB	1,385,332

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
125	5.000%, 11/01/34	11/16 at 100.00	AA–	125,315
1,650	5.000%, 11/01/39	11/16 at 100.00	AA–	1,650,149

2,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	2,022,780

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,837,724

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	484,730

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	A	7,016,416

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	764,295

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,255	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	A	1,265,316
2,055	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	A	2,059,973
83,875	Total Health Care			81,739,589

	Housing/Multifamily – 0.7%

3,000	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strawn and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31	12/21 at 100.00	A+	2,974,500

	Housing/Single Family – 1.5%

1,800	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	1,800,432

2,800	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,861,292

1,170	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,171,076
5,770	Total Housing/Single Family			5,832,800

	Long-Term Care – 0.9%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	BBB+	1,004,210

1,000	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	BBB	952,540

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	566,640

Nuveen Investments	31

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,145	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	$1,049,770
3,745	Total Long-Term Care			3,573,160

	Tax Obligation/General – 1.1%

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,597,005

255	North Carolina State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/16	3/14 at 100.00	AAA	258,139

105	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	111,126

2,115	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,241,117
3,975	Total Tax Obligation/General			4,207,387

	Tax Obligation/Limited – 16.7%

	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
300	5.000%, 4/01/30	4/22 at 100.00	AA	317,370
350	5.000%, 4/01/32	4/22 at 100.00	AA	366,748

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
1,665	6.750%, 8/01/24	8/18 at 100.00	N/R	1,588,227
4,000	7.250%, 8/01/34	8/18 at 100.00	N/R	3,592,920

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa2	4,102,703

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,280,173

	Dare County, North Carolina, Certificates of Participation, Limited Obligation Series 2012B:
610	5.000%, 6/01/22	No Opt. Call	AA–	710,626
270	5.000%, 6/01/23	6/22 at 100.00	AA–	309,407

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – NPFG Insured	2/15 at 100.00	AA	2,095,311
910	5.250%, 2/01/19 – NPFG Insured	2/15 at 100.00	AA	957,720

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA–	3,098,217
1,520	5.000%, 12/01/24 – AGM Insured	12/17 at 100.00	AA–	1,614,346

1,160	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,163,758

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,331,514

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A–	1,288,289

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,232,175
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,226,663

	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
765	5.000%, 7/01/20	No Opt. Call	AA	905,240
1,795	5.000%, 7/01/29	7/21 at 100.00	AA	1,948,114
9,375	5.000%, 7/01/36	7/21 at 100.00	AA	9,845,249
500	5.000%, 7/01/41	7/21 at 100.00	AA	518,830

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured	4/18 at 100.00	AA	1,386,427
1,175	5.000%, 4/01/26 – NPFG Insured	4/18 at 100.00	AA	1,283,147
1,395	5.000%, 4/01/27 – NPFG Insured	4/18 at 100.00	AA	1,496,500
1,240	5.000%, 4/01/28 – NPFG Insured	4/18 at 100.00	AA	1,315,913

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,490,716

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA–	3,346,392

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured	6/17 at 100.00	AA–	1,017,700

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA	2,057,753

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA	1,029,960

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	$1,882,410

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA–	1,709,311
62,625	Total Tax Obligation/Limited			66,509,829

	Transportation – 14.2%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	Aa3	6,476,880

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	10,859,483

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Aa3	923,364

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	Aa3	5,162,750

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	3,444,540

25	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	26,132

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
245	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA–	269,130
115	5.125%, 1/01/24 – AGC Insured	1/19 at 100.00	AA–	124,923
50	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA–	54,553
10,160	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	10,898,428

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–	6,642,158
19,840	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA–	6,038,304
14,640	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–	4,203,290

1,525	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	1,588,379
92,720	Total Transportation			56,712,314

	U.S. Guaranteed – 12.1% (4)

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,302,170

1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA+ (4)	1,063,730

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	A1 (4)	1,624,526

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	474,318

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	1,303,377

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,810,193
610	5.000%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	653,383

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 (Pre-refunded 2/01/15) – FGIC Insured	2/15 at 100.00	AA+ (4)	1,154,321

2,315	Johnston County, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 2/01/24 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+ (4)	2,635,188

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,744,704
1,715	5.250%, 4/01/21 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,744,704
715	5.250%, 4/01/22 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	727,384

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	Aaa	1,217,064

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	AA+ (4)	4,646,224

1,000	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,008,400

Nuveen Investments	33

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen North Carolina Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (4)	$3,130,830

5,660	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA– (4)	6,039,616

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	1,305,113

1,655	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R (4)	1,753,952

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	AA+ (4)	1,193,530
1,105	5.000%, 4/01/21 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	AA+ (4)	1,221,158

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	1,030,100

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21 (Pre-refunded 3/01/15)	3/15 at 100.00	AAA	2,474,913

2,990	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (4)	3,299,824

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 (Pre-refunded 5/01/14) – SYNCORA GTY Insured	5/14 at 100.00	A (4)	1,056,145
610	5.000%, 5/01/24 (Pre-refunded 5/01/14) – SYNCORA GTY Insured	5/14 at 100.00	A (4)	622,462

	University of North Carolina System, Pooled Revenue Bonds, Series 2004C:
320	5.000%, 4/01/29 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	Aa3 (4)	325,274
520	5.000%, 4/01/29 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	Aa3 (4)	528,570
245	5.000%, 4/01/29 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	Aa3 (4)	249,038

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 (Pre-refunded 9/01/14) – AMBAC Insured	9/14 at 100.00	Aa2 (4)	1,038,040
45,385	Total U.S. Guaranteed			48,378,251

	Utilities – 5.6%

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	AA	1,055,260

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA–	3,990,746

5,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	6,111,711

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
5,320	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1	6,310,158
15	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	18,174
520	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1	630,042
75	6.000%, 1/01/26	No Opt. Call	A–	91,688

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–	366,789

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,470,420

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A	2,235,580
20,245	Total Utilities			22,280,568

	Water and Sewer – 15.1%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA	1,038,010

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–	8,361,754

1,465	Brunswick County, North Carolina, Enterprise Systems Revenue Refunding Bonds, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	AA–	1,617,931

5,140	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	5,340,357

2,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,119,520

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,012,382

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,134,383

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	$259,280

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	6,709,888

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AA–	6,024,053

2,080	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AAA	2,247,336

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	A	4,100,400

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
500	5.750%, 6/01/26	6/19 at 100.00	AA–	550,595
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	3,769,395
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA–	1,613,175

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	526,057
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A+	1,052,701

1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	1,597,059

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
4,010	5.000%, 3/01/36	3/16 at 100.00	AAA	4,238,370
30	4.500%, 3/01/36	3/16 at 100.00	AAA	30,005

5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – AGM Insured	6/15 at 100.00	AA	5,066,050
57,285	Total Water and Sewer			60,408,701
$417,885	Total Long-Term Investments (cost $381,458,603)			393,107,877

	Other Assets Less Liabilities – 1.5%			6,083,658
	Net Assets – 100%			$399,191,535

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Tennessee Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.5%

	MUNICIPAL BONDS – 99.5%

	Education and Civic Organizations – 8.4%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,561,145

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	10/19 at 100.00	N/R	944,154
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,138,636
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,812,680

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	BBB+	689,066
1,300	5.000%, 11/01/28	11/21 at 100.00	BBB+	1,346,371
1,295	5.000%, 11/01/29	11/21 at 100.00	BBB+	1,328,152
1,495	5.000%, 11/01/30	11/21 at 100.00	BBB+	1,521,357
710	5.000%, 11/01/31	11/21 at 100.00	BBB+	717,838

11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39 (UB) (4)	10/19 at 100.00	AA+	11,538,010

1,250	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2012D, 5.000%, 10/01/30	No Opt. Call	AA+	1,368,538

3,475	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	8/21 at 100.00	A+	3,686,558

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa1	1,593,000

545	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	Aa1	569,961

5,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2010A, 5.000%, 5/01/30	5/18 at 100.00	Aa1	5,360,350
35,460	Total Education and Civic Organizations			37,175,816

	Health Care – 16.1%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	1/14 at 100.00	Baa1	3,065,753

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	A+	1,013,616

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
2,000	5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA–	2,272,400
1,000	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA–	1,083,350

1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,032,890

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	3,156,360

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	955,752
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	209,044
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,317,575

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
100	5.500%, 7/01/31	7/16 at 100.00	BBB+	102,083
5,000	5.500%, 7/01/36	7/16 at 100.00	BBB+	5,073,700

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
$2,055	5.250%, 4/01/27	4/17 at 100.00	BBB+	$2,091,004
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	4,027,080

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
3,000	0.000%, 1/01/35	1/17 at 41.04	A	887,430
8,930	0.000%, 1/01/36	1/17 at 38.98	A	2,482,629
1,955	0.000%, 1/01/38	1/17 at 35.16	A	479,522
5,000	0.000%, 1/01/39	1/17 at 33.38	A	1,135,650
5,820	0.000%, 1/01/40 – AGM Insured	1/17 at 31.68	AA–	1,276,617
18,145	0.000%, 1/01/42	1/17 at 28.53	A	3,315,092

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	10,159,400

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AA–	2,612,875

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Children’s Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	AAA	7,784,550

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,000,200

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	3/14 at 100.00	BBB+	2,006,480
3,500	5.000%, 9/01/18 – RAAI Insured	3/14 at 100.00	BBB+	3,508,540

5,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27 (5)	11/17 at 100.00	N/R	12,000

5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47	11/21 at 100.00	AA+	5,068,700
107,820	Total Health Care			71,130,292

	Housing/Multifamily – 6.7%

4,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.125%, 10/01/35	10/15 at 100.00	BBB–	3,705,000

5,750	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Project, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,213,565

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,546,725

2,765	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory put 6/01/21)	6/18 at 102.00	N/R	2,918,430

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	AAA	1,444,453

3,975	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 6.000%, 12/01/40	12/20 at 100.00	A–	3,861,275

5,490	Metropolitan Government of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory put 3/01/25)	3/20 at 100.00	AA+	5,720,964

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.125%, 10/01/30	10/20 at 100.00	A–	464,495
3,700	5.850%, 10/01/46	10/20 at 100.00	A–	3,553,924
29,075	Total Housing/Multifamily			29,428,831

	Housing/Single Family – 2.1%

15	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	3/14 at 100.00	AA	15,148

945	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	971,063

Nuveen Investments	37

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$2,265	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2010-1C, 4.500%, 7/01/25 (Alternative Minimum Tax)	1/20 at 100.00	AA+	$2,291,410

	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A:
3,080	4.350%, 7/01/22 (Alternative Minimum Tax)	1/21 at 100.00	AA+	3,190,202
945	4.500%, 7/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	973,898

1,870	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2012-1C, 4.200%, 7/01/42	1/22 at 100.00	AA+	1,889,130
9,120	Total Housing/Single Family			9,330,851

	Long-Term Care – 0.9%

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB	1,500,450
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB	1,219,668
1,200	5.000%, 7/01/37	7/22 at 100.00	BBB	1,066,812
4,040	Total Long-Term Care			3,786,930

	Tax Obligation/General – 17.7%

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	Aa2	4,550,920

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33	6/19 at 100.00	Aa1	262,495

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA–	1,111,200
1,000	5.000%, 4/01/26 – AGM Insured	4/17 at 100.00	AA–	1,067,680
1,000	5.000%, 4/01/27 – AGM Insured	4/17 at 100.00	AA–	1,072,500
1,000	5.000%, 4/01/31 – AGM Insured	4/17 at 100.00	AA–	1,045,900

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	A1	1,483,687

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	3,959,222

4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,215,160

1,300	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	Aa1	1,499,095

	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012:
1,150	5.000%, 7/01/22	No Opt. Call	Aa1	1,363,670
7,880	5.000%, 7/01/23	7/22 at 100.00	Aa1	9,214,951

2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2013-A, 18.058%, 7/01/27 (IF)	7/23 at 100.00	Aa1	3,808,400

600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	712,392

575	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – NPFG Insured	No Opt. Call	Baa1	582,308

4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,466,920

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,170,870
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,504,581
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	3,139,192

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – NPFG Insured	5/14 at 100.00	Aa3	1,229,269

3,460	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+	3,671,233

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R	1,766,072

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa2	1,896,353

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa2	2,109,624

3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,509,971

	Tennessee State, General Obligation Bonds, Series 2011A:
5,000	5.000%, 10/01/21	No Opt. Call	Aaa	6,002,850
1,000	5.000%, 10/01/30	10/21 at 100.00	Aaa	1,111,430

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$4,340	Williamson County, Tennessee, General Obligation Bonds, Refunding Series 2012B, 5.000%, 3/01/20	No Opt. Call	Aaa	$5,156,788

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa	1,675,836

1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA	2,000,832
68,755	Total Tax Obligation/General			78,361,401

	Tax Obligation/Limited – 1.2%

1,370	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/14 at 100.00	AA–	1,375,233

	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010A-1:
1,425	5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA–	1,607,883
1,000	5.000%, 7/01/22	7/20 at 100.00	A1	1,109,300
1,035	5.000%, 7/01/26	7/20 at 100.00	A1	1,103,051
4,830	Total Tax Obligation/Limited			5,195,467

	Transportation – 3.1%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
4,180	5.500%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A	4,852,855
3,250	5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,787,193
420	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A	469,283
2,265	5.750%, 7/01/24 (Alternative Minimum Tax)	7/20 at 100.00	A	2,511,206

2,305	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3	2,315,349
12,420	Total Transportation			13,935,886

	U.S. Guaranteed – 10.1% (6)

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – NPFG Insured (ETM)	No Opt. Call	A (6)	1,499,465

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	Aa3 (6)	1,217,876
1,225	5.000%, 9/01/20 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	Aa3 (6)	1,269,700

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	1/14 at 100.00	A (6)	2,752,340
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	1/14 at 100.00	A (6)	9,585,695

1,035	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A (6)	1,038,964

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa	15,490,499

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa1 (6)	3,539,217

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	Aa1 (6)	2,112,160

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 102.00	AA+ (6)	1,352,715

1,300	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004, 5.000%, 2/01/22 (Pre-refunded 2/01/14) – NPFG Insured	2/14 at 102.00	AAA	1,336,920

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 (Pre-refunded 2/01/16) – AGM Insured	2/16 at 100.00	AAA	2,200,200

40	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	Aa1 (6)	42,549

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	Aaa	1,281,024
47,220	Total U.S. Guaranteed			44,719,324

Nuveen Investments	39

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Tennessee Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 15.1%

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A:
$1,000	5.000%, 9/01/28	3/18 at 100.00	AA+	$1,080,500
5,000	5.000%, 9/01/33	3/18 at 100.00	AA+	5,310,350

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
500	5.000%, 12/15/14 – SYNCORA GTY Insured	No Opt. Call	A	520,220
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,100,300
3,250	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	3,613,773
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A	2,993,440
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	9,548,516

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	Aa2	5,177,899

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2	1,218,197
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2	2,616,425

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – AGM Insured	9/14 at 100.00	Aa3	1,115,389

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+	2,091,420

10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	10,573,300

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,542,591
1,755	5.250%, 9/01/22	No Opt. Call	A	1,935,413
3,130	5.250%, 9/01/24	No Opt. Call	A	3,415,112
2,520	5.250%, 9/01/26	No Opt. Call	A	2,698,013

2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,146,851

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
450	5.000%, 2/01/19	No Opt. Call	A	497,201
100	5.000%, 2/01/21	No Opt. Call	A	109,257
250	5.000%, 2/01/22	No Opt. Call	A	272,120
600	5.000%, 2/01/23	No Opt. Call	A	648,672
100	5.000%, 2/01/24	No Opt. Call	A	107,502
4,760	5.000%, 2/01/27	No Opt. Call	A	4,914,795

1,625	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	1,419,421
62,795	Total Utilities			66,666,677

	Water and Sewer – 18.1%

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3	2,083,345

3,915	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2011, 5.000%, 2/01/20	No Opt. Call	Aa3	4,564,107

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
2,000	5.000%, 12/01/29	12/22 at 100.00	AA+	2,192,780
2,375	5.000%, 12/01/32	12/22 at 100.00	AA+	2,547,544

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2013A:
1,000	4.000%, 12/01/25	6/23 at 100.00	AA+	1,054,060
1,845	4.000%, 12/01/26	6/23 at 100.00	AA+	1,920,165

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa3	5,190,550

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,578,505

4,350	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40	9/22 at 100.00	AA	4,100,963

1,840	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured	9/15 at 100.00	Aa3	1,971,910

10,610	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	11,223,787

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	A1	5,604,238

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2012:
$930	4.500%, 1/01/27	1/23 at 100.00	AA–	$993,621
1,000	4.000%, 1/01/40	1/23 at 100.00	AA–	920,770

3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	3,185,610

4,550	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2005A, 4.000%, 4/01/40 – NPFG Insured	No Opt. Call	AA+	4,128,989

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured	4/17 at 100.00	AA+	731,346

1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44	3/21 at 100.00	AA+	1,596,645

	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
3,175	4.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	3,350,927
1,000	4.000%, 3/01/28 (Alternative Minimum Tax)	3/22 at 100.00	A+	952,820
2,000	5.000%, 3/01/32 (Alternative Minimum Tax)	3/22 at 100.00	A+	2,051,540

	Savannah Valley Utility District, Hamilton County, Tennessee, Waterworks Revenue Refunding Bonds, Series 2012-A:
535	5.000%, 6/01/19	No Opt. Call	AA	630,872
525	5.000%, 6/01/20	No Opt. Call	AA	620,718
585	5.000%, 6/01/21	No Opt. Call	AA	691,412
515	5.000%, 6/01/22	No Opt. Call	AA	607,813

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	4,467,263

	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34	7/22 at 100.00	A	500,670
4,385	5.000%, 7/01/42	7/22 at 100.00	A	4,293,354

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,300,650
76,840	Total Water and Sewer			80,056,974
$458,375	Total Long-Term Investments (cost $428,141,929)			439,788,449

	Floating Rate Obligations – (1.9)%			(8,250,000)
	Other Assets Less Liabilities – 2.4%			10,258,263
	Net Assets – 100%			$441,796,712

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse

Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Assets and Liabilities November 30, 2013 (Unaudited)

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $165,208,723, $112,180,539, $381,458,603 and $428,141,929, respectively)	$167,297,746	$113,157,114	$393,107,877	$439,788,449
Cash	—	264,318	1,416,952	5,276,656
Receivable for:
Interest	2,789,520	1,577,237	5,958,067	5,919,507
Investments sold	185,000	40,000	—	222,566
Shares sold	76,544	158,527	233,582	258,941
Other assets	142	147	26,622	50,086
Total assets	170,348,952	115,197,343	400,743,100	451,516,205
Liabilities
Cash overdraft	345,620	—	—	—
Floating rate obligations	3,380,000	1,875,000	—	8,250,000
Payable for:
Dividends	210,101	88,562	430,598	276,091
Investments purchased	—	1,962,640	—	—
Shares redeemed	321,054	144,932	779,346	753,906
Accrued expenses:
Management fees	70,713	47,427	166,510	183,836
Trustees fees	679	467	28,176	51,783
12b-1 distribution and service fees	37,110	29,467	58,223	110,943
Other	41,398	37,787	88,712	92,934
Total liabilities	4,406,675	4,186,282	1,551,565	9,719,493
Net assets	$165,942,277	$111,011,061	$399,191,535	$441,796,712
Class A Shares
Net assets	$96,521,697	$79,210,410	$174,806,083	$304,269,731
Shares outstanding	9,053,046	7,415,413	16,707,120	26,692,236
Net asset value per share	$10.66	$10.68	$10.46	$11.40
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.13	$11.15	$10.92	$11.90
Class B Shares
Net assets	N/A	N/A	N/A	$618,921
Shares outstanding	N/A	N/A	N/A	54,280
Net asset value and offering price per share	N/A	N/A	N/A	$11.40
Class C Shares
Net assets	$34,365,825	$26,494,565	$47,313,392	$97,038,162
Shares outstanding	3,234,463	2,490,121	4,523,592	8,523,699
Net asset value and offering price per share	$10.62	$10.64	$10.46	$11.38
Class I Shares
Net assets	$35,054,755	$5,306,086	$177,072,060	$39,869,898
Shares outstanding	3,300,864	495,402	16,871,271	3,501,876
Net asset value and offering price per share	$10.62	$10.71	$10.50	$11.39
Net assets consist of:
Capital paid-in	$170,071,620	$113,958,246	$396,382,782	$430,564,383
Undistributed (Over-distribution of) net investment income	246,768	263,917	184,995	1,227,918
Accumulated net realized gain (loss)	(6,465,134)	(4,187,677)	(9,025,516)	(1,642,109)
Net unrealized appreciation (depreciation)	2,089,023	976,575	11,649,274	11,646,520
Net assets	$165,942,277	$111,011,061	$399,191,535	$441,796,712
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A – Fund	does not, or no longer, offers Class B Shares. Class B Shares of Georgia and North Carolina converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of

Operations Six Months Ended November 30, 2013 (Unaudited)

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$4,093,981	$2,973,293	$9,323,568	$10,167,643
Expenses
Management fees	444,835	309,617	1,072,536	1,174,970
12b-1 service fees – Class A(1)	102,202	84,132	183,459	322,695
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	3,397
12b-1 distribution and service fees – Class C	132,799	109,400	192,640	391,532
Shareholder servicing agent fees and expenses	31,812	30,605	104,481	100,899
Interest expense	7,304	5,445	19,049	23,960
Custodian fees and expenses	17,758	15,757	40,439	48,641
Trustees fees and expenses	2,474	1,715	6,138	6,720
Professional fees	15,900	14,904	20,946	22,228
Shareholder reporting expenses	11,165	9,921	21,688	25,849
Federal and state registration fees	2,800	2,654	4,262	5,530
Other expenses	3,814	3,106	6,570	6,822
Total expenses	772,863	587,256	1,672,208	2,133,243
Net investment income (loss)	3,321,118	2,386,037	7,651,360	8,034,400
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	151,468	(1,874,237)	(1,169,845)	(3,240,269)
Change in net unrealized appreciation (depreciation) of investments	(9,604,891)	(5,963,305)	(24,186,449)	(24,645,680)
Net realized and unrealized gain (loss)	(9,453,423)	(7,837,542)	(25,356,294)	(27,885,949)
Net increase (decrease) in net assets from operations	$(6,132,305)	$(5,451,505)	$(17,704,934)	$(19,851,549)

N/A – Fund does not, or no longer, offers Class B Shares.

(1) –	12b-1 service fees for Georgia and North Carolina include 12b-1 distribution and service fees incurred on Class B Shares during the period. Class B Shares of Georgia and North Carolina converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of

Changes in Net Assets (Unaudited)

	Georgia		Louisiana
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$3,321,118	$6,847,453	$2,386,037	$4,731,238
Net realized gain (loss) from:
Investments	151,468	244,399	(1,874,237)	(126,154)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,604,891)	818,700	(5,963,305)	(877,122)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	(6,132,305)	7,910,552	(5,451,505)	3,727,962
Distributions to Shareholders
From net investment income:
Class A(1)	(1,859,802)	(4,081,676)	(1,628,054)	(3,427,212)
Class B	N/A	(28,350)	N/A	N/A
Class C	(558,147)	(1,184,287)	(485,043)	(1,025,234)
Class I	(718,663)	(1,662,549)	(126,974)	(275,852)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	—	N/A	N/A
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,136,612)	(6,956,862)	(2,240,071)	(4,728,298)
Fund Share Transactions
Proceeds from sale of shares	9,733,630	33,493,765	4,190,654	40,014,416
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,815,090	3,796,651	1,668,469	3,285,648
	11,548,720	37,290,416	5,859,123	43,300,064
Cost of shares redeemed	(26,441,592)	(31,527,252)	(24,292,849)	(18,269,382)
Net increase (decrease) in net assets from Fund share transactions	(14,892,872)	5,763,164	(18,433,726)	25,030,682
Net increase (decrease) in net assets	(24,161,789)	6,716,854	(26,125,302)	24,030,346
Net assets at the beginning of period	190,104,066	183,387,212	137,136,363	113,106,017
Net assets at the end of period	$165,942,277	$190,104,066	$111,011,061	$137,136,363
Undistributed (Over-distribution of) net investment income at the end of period	$246,768	$62,262	$263,917	$117,951

N/A –	Fund does not, or no longer, offers Class B Shares.
(1) –	Includes distributions to shareholders on Georgia’s Class B Shares during the period. Class B Shares of Georgia converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

44	Nuveen Investments

	North Carolina		Tennessee
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$7,651,360	$16,514,419	$8,034,400	$16,188,151
Net realized gain (loss) from:
Investments	(1,169,845)	495,374	(3,240,269)	2,521,628
Forward swaps	—	20,000	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(24,186,449)	(2,090,060)	(24,645,680)	(1,257,369)
Forward swaps	—	462,608	—	—
Net increase (decrease) in net assets from operations	(17,704,934)	15,402,341	(19,851,549)	17,452,410
Distributions to Shareholders
From net investment income:
Class A(1)	(3,266,170)	(6,851,875)	(5,411,646)	(11,827,823)
Class B	N/A	(25,592)	(9,196)	(32,781)
Class C	(777,186)	(1,662,454)	(1,453,062)	(3,167,829)
Class I	(3,618,933)	(8,536,198)	(698,160)	(1,110,185)
From accumulated net realized gains:
Class A	—	—	—	(1,813,406)
Class B	N/A	—	—	(5,998)
Class C	—	—	—	(593,568)
Class I	—	—	—	(163,607)
Decrease in net assets from distributions to shareholders	(7,662,289)	(17,076,119)	(7,572,064)	(18,715,197)
Fund Share Transactions
Proceeds from sale of shares	57,377,635	112,883,343	33,908,448	110,960,731
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,788,798	9,600,568	5,847,560	13,593,941
	62,166,433	122,483,911	39,756,008	124,554,672
Cost of shares redeemed	(117,094,254)	(80,335,475)	(96,466,884)	(55,413,382)
Net increase (decrease) in net assets from Fund share transactions	(54,927,821)	42,148,436	(56,710,876)	69,141,290
Net increase (decrease) in net assets	(80,295,044)	40,474,658	(84,134,489)	67,878,503
Net assets at the beginning of period	479,486,579	439,011,921	525,931,201	458,052,698
Net assets at the end of period	$399,191,535	$479,486,579	$441,796,712	$525,931,201
Undistributed (Over-distribution of) net investment income at the end of period	$184,995	$195,924	$1,227,918	$765,582

N/A – Fund no longer offers Class B Shares.

(1) –  Includes distributions to shareholders on North Carolina’s Class B Shares during the period. Class B Shares of North Carolina converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

GEORGIA		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/86)
2014(e)	$11.20	$.21	$(.55)	$(.34)	$(.20)	$—	$(.20)	$10.66
2013	11.14	.41	.07	.48	(.42)	—	(.42)	11.20
2012	10.46	.44	.68	1.12	(.44)	—	(.44)	11.14
2011	10.66	.45	(.21)	.24	(.44)	—	(.44)	10.46
2010	10.27	.44	.39	.83	(.44)	—	(.44)	10.66
2009	10.66	.44	(.40)	.04	(.43)	—	(.43)	10.27
Class C (1/94)
2014(e)	11.17	.18	(.56)	(.38)	(.17)	—	(.17)	10.62
2013	11.10	.35	.08	.43	(.36)	—	(.36)	11.17
2012	10.43	.38	.67	1.05	(.38)	—	(.38)	11.10
2011	10.63	.39	(.21)	.18	(.38)	—	(.38)	10.43
2010	10.24	.38	.39	.77	(.38)	—	(.38)	10.63
2009	10.63	.39	(.41)	(.02)	(.37)	—	(.37)	10.24
Class I (2/97)
2014(e)	11.16	.22	(.55)	(.33)	(.21)	—	(.21)	10.62
2013	11.10	.44	.06	.50	(.44)	—	(.44)	11.16
2012	10.43	.46	.67	1.13	(.46)	—	(.46)	11.10
2011	10.63	.47	(.21)	.26	(.46)	—	(.46)	10.43
2010	10.24	.46	.39	.85	(.46)	—	(.46)	10.63
2009	10.63	.46	(.40)	.06	(.45)	—	(.45)	10.24

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest ment Income (Loss)		Portfolio Turnover Rate(d)

(3.04)%	$96,522	.82	%*	.81	%*	3.92	%*	1%
4.34	109,963	.81		.80		3.67		10
10.89	104,821	.84		.83		4.03		16
2.30	96,309	.83		.82		4.28		3
8.21	108,590	.84		.83		4.19		6
.53	104,963	.86		.83		4.40		13

(3.41)	34,366	1.37	*	1.36	*	3.37	*	1
3.90	38,589	1.36		1.35		3.12		10
10.24	34,504	1.39		1.38		3.48		16
1.75	31,425	1.38		1.37		3.73		3
7.68	34,199	1.39		1.38		3.64		6
(.04)	30,338	1.41		1.38		3.86		13

(2.95)	35,055	.62	*	.61	*	4.11	*	1
4.58	40,839	.61		.60		3.87		10
11.07	42,782	.64		.63		4.23		16
2.54	43,068	.63		.62		4.47		3
8.48	45,772	.64		.63		4.39		6
.77	49,861	.66		.63		4.60		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

LOUISIANA		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/89)
2014(e)	$11.32	$.22	$(.65)	$(.43)	$(.21)	$—	$(.21)	$10.68
2013	11.38	.44	(.06)	.38	(.44)	—	(.44)	11.32
2012	10.55	.47	.83	1.30	(.47)	—	(.47)	11.38
2011	10.58	.46	(.02)	.44	(.47)	—	(.47)	10.55
2010	9.96	.46	.63	1.09	(.47)	—	(.47)	10.58
2009	10.83	.48	(.85)	(.37)	(.47)	(.03)	(.50)	9.96
Class C (2/94)
2014(e)	11.28	.19	(.65)	(.46)	(.18)	—	(.18)	10.64
2013	11.34	.37	(.05)	.32	(.38)	—	(.38)	11.28
2012	10.51	.41	.83	1.24	(.41)	—	(.41)	11.34
2011	10.54	.41	(.03)	.38	(.41)	—	(.41)	10.51
2010	9.93	.40	.62	1.02	(.41)	—	(.41)	10.54
2009	10.80	.43	(.86)	(.43)	(.41)	(.03)	(.44)	9.93
Class I (2/97)
2014(e)	11.35	.23	(.65)	(.42)	(.22)	—	(.22)	10.71
2013	11.41	.46	(.06)	.40	(.46)	—	(.46)	11.35
2012	10.58	.49	.83	1.32	(.49)	—	(.49)	11.41
2011	10.61	.48	(.02)	.46	(.49)	—	(.49)	10.58
2010	9.99	.48	.63	1.11	(.49)	—	(.49)	10.61
2009	10.86	.49	(.84)	(.35)	(.49)	(.03)	(.52)	9.99

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.80)%	$79,210	.86	%*	.85	%*	4.12	%*	15%
3.35	95,749	.85		.84		3.83		13
12.53	81,109	.87		.86		4.31		33
4.27	69,299	.84		.84		4.44		17
11.14	69,510	.86		.86		4.47		14
(3.30)	64,722	.95		.87		4.86		5

(4.08)	26,495	1.41	*	1.40	*	3.57	*	15
2.82	33,593	1.40		1.39		3.27		13
11.97	26,990	1.42		1.41		3.74		33
3.70	21,819	1.39		1.39		3.89		17
10.49	21,609	1.41		1.41		3.91		14
(3.83)	14,929	1.50		1.42		4.30		5

(3.68)	5,306	.66	*	.65	*	4.32	*	15
3.55	7,794	.65		.64		4.01		13
12.74	5,007	.67		.66		4.47		33
4.49	3,305	.64		.64		4.61		17
11.35	3,109	.66		.66		4.62		14
(3.09)	857	.78		.70		4.93		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

NORTH CAROLINA		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/86)
2014(e)	$11.04	$.19	$(.58)	$(.39)	$(.19)	$—	$(.19)	$10.46
2013	11.07	.39	(.02)	.37	(.40)	—	(.40)	11.04
2012	10.36	.41	.71	1.12	(.41)	—	(.41)	11.07
2011	10.53	.42	(.18)	.24	(.41)	—	(.41)	10.36
2010	10.02	.42	.49	.91	(.40)	—	(.40)	10.53
2009	10.21	.41	(.20)	.21	(.40)	—	(.40)	10.02
Class C (10/93)
2014(e)	11.04	.16	(.58)	(.42)	(.16)	—	(.16)	10.46
2013	11.07	.33	(.02)	.31	(.34)	—	(.34)	11.04
2012	10.36	.35	.72	1.07	(.36)	—	(.36)	11.07
2011	10.53	.36	(.18)	.18	(.35)	—	(.35)	10.36
2010	10.03	.36	.49	.85	(.35)	—	(.35)	10.53
2009	10.22	.36	(.20)	.16	(.35)	—	(.35)	10.03
Class I (2/97)
2014(e)	11.08	.20	(.58)	(.38)	(.20)	—	(.20)	10.50
2013	11.10	.41	— *	.41	(.43)	—	(.43)	11.08
2012	10.40	.44	.70	1.14	(.44)	—	(.44)	11.10
2011	10.57	.44	(.18)	.26	(.43)	—	(.43)	10.40
2010	10.05	.44	.50	.94	(.42)	—	(.42)	10.57
2009	10.25	.43	(.21)	.22	(.42)	—	(.42)	10.05

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.53)%	$174,806	.81	%**	.80	%**	3.57	%**	6%
3.37	197,820	.80		.78		3.47		10
11.04	176,927	.81		.80		3.85		9
2.30	158,176	.80		.79		4.06		5
9.26	179,633	.82		.80		4.03		9
2.27	151,627	.87		.81		4.20		17

(3.80)	47,313	1.36	**	1.35	**	3.03	**	6
2.82	57,987	1.35		1.33		2.92		10
10.47	49,381	1.36		1.35		3.30		9
1.77	42,587	1.35		1.34		3.51		5
8.58	43,056	1.37		1.35		3.48		9
1.71	37,953	1.42		1.36		3.66		17

(3.42)	177,072	.61	**	.60	**	3.77	**	6
3.67	223,051	.60		.58		3.67		10
11.15	211,559	.61		.60		4.05		9
2.53	197,520	.60		.59		4.26		5
9.56	214,030	.62		.60		4.23		9
2.36	173,940	.67		.61		4.40		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

TENNESSEE		Investment Operations			Less Distributions
Class (Commencement Date)
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (11/87)
2014(e)	$12.02	$.20	$(.63)	$(.43)	$(.19)	$—	$(.19)	$11.40
2013	12.04	.41	.03	.44	(.40)	(.06)	(.46)	12.02
2012	11.24	.45	.83	1.28	(.45)	(.03)	(.48)	12.04
2011	11.40	.46	(.17)	.29	(.45)	—	(.45)	11.24
2010	10.91	.46	.48	.94	(.45)	—	(.45)	11.40
2009	11.12	.46	(.15)	.31	(.45)	(.07)	(.52)	10.91
Class B (2/97)
2014(e)	12.03	.16	(.64)	(.48)	(.15)	—	(.15)	11.40
2013	12.04	.32	.05	.37	(.32)	(.06)	(.38)	12.03
2012	11.24	.36	.83	1.19	(.36)	(.03)	(.39)	12.04
2011	11.40	.38	(.17)	.21	(.37)	—	(.37)	11.24
2010	10.91	.38	.48	.86	(.37)	—	(.37)	11.40
2009	11.13	.38	(.16)	.22	(.37)	(.07)	(.44)	10.91
Class C (10/93)
2014(e)	12.01	.17	(.64)	(.47)	(.16)	—	(.16)	11.38
2013	12.02	.34	.05	.39	(.34)	(.06)	(.40)	12.01
2012	11.23	.38	.83	1.21	(.39)	(.03)	(.42)	12.02
2011	11.39	.40	(.17)	.23	(.39)	—	(.39)	11.23
2010	10.90	.40	.48	.88	(.39)	—	(.39)	11.39
2009	11.11	.40	(.15)	.25	(.39)	(.07)	(.46)	10.90
Class I (2/97)
2014(e)	12.01	.21	(.63)	(.42)	(.20)	—	(.20)	11.39
2013	12.02	.43	.05	.48	(.43)	(.06)	(.49)	12.01
2012	11.23	.47	.82	1.29	(.47)	(.03)	(.50)	12.02
2011	11.39	.48	(.16)	.32	(.48)	—	(.48)	11.23
2010	10.90	.49	.47	.96	(.47)	—	(.47)	11.39
2009	11.11	.48	(.14)	.34	(.48)	(.07)	(.55)	10.90

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.55)%	$304,270	.81	%*	.80	%*	3.55	%*	0	%**
3.72	367,265	.79		.78		3.33		8
11.64	334,205	.82		.81		3.84		16
2.64	299,678	.81		.81		4.11		19
8.77	301,055	.82		.82		4.14		5
3.06	277,228	.83		.83		4.30		9

(4.00)	619	1.56	*	1.55	*	2.79	*	0	**
3.05	930	1.55		1.54		2.60		8
10.84	1,640	1.57		1.56		3.11		16
1.88	2,798	1.56		1.56		3.36		19
8.00	4,749	1.57		1.57		3.40		5
2.21	7,443	1.57		1.57		3.54		9

(3.91)	97,038	1.36	*	1.35	*	3.00	*	0	**
3.26	121,645	1.34		1.33		2.78		8
10.99	97,520	1.37		1.36		3.28		16
2.09	73,960	1.36		1.36		3.56		19
8.20	72,563	1.37		1.37		3.58		5
2.49	53,849	1.38		1.38		3.74		9

(3.45)	39,870	.61	*	.60	*	3.75	*	0	**
4.01	36,091	.59		.58		3.53		8
11.79	24,687	.62		.61		4.01		16
2.86	12,410	.61		.61		4.30		19
9.02	8,720	.61		.61		4.32		5
3.29	4,958	.63		.63		4.50		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2013.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principle investment strategies and principal risks.

Class B Shares

During the current fiscal period, Georgia and North Carolina offered Class B Shares. Effective at the close of business on October 28, 2013, Class B Shares of Georgia and North Carolina were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Effective at the close of business on December 16, 2013 (subsequent to the close of this reporting period,) Class B Shares of Tennessee converted to Class A Shares and are no longer available through an exchange for other Nuveen mutual funds.

54	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of November 30, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Outstanding when-issued/delayed delivery purchase commitments	$—	$1,962,640	$—	$—

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Louisiana does not offer Class B shares. Georgia and North Carolina issued and Tennessee will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that were not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

56	Nuveen Investments

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$167,297,746	$—	$167,297,746

Louisiana	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$113,157,114	$—	$113,157,114

North Carolina	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$393,107,877	$—	$393,107,877

Tennessee	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$439,788,449	$—	$439,788,449
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Funds during the six months ended November 30, 2013, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$3,380,000	$1,875,000	$6,569,536	$8,250,000
Average annual interest rate and fees	.43%	.58%	.58%	.58%

As of November 30, 2013, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Floating rate obligations: self-deposited inverse floaters	$3,380,000	$1,875,000	$—	$8,250,000
Floating rate obligations: externally-deposited inverse floaters	3,310,000	3,000,000	—	7,500,000
Total	$6,690,000	$4,875,000	$—	$15,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts	$—	$3,000,000	$—	$7,500,000

58	Nuveen Investments

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the six months ended November 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	419,607	$4,469,269	1,500,187	$16,967,818
Class A – automatic conversion of Class B(1) Shares	43,667	466,346	1,564	17,685
Class B(1) – exchanges	17	179	—	—
Class C	175,062	1,866,411	662,927	7,471,730
Class I	277,430	2,931,425	802,390	9,036,532
Shares issued to shareholders due to reinvestment of distributions:
Class A	123,617	1,314,626	243,479	2,750,190
Class B(1)	300	3,192	1,878	21,255
Class C	30,667	324,988	60,279	678,700
Class I	16,262	172,284	30,783	346,506
	1,086,629	11,548,720	3,303,487	37,290,416
Shares redeemed:
Class A	(1,348,040)	(14,318,517)	(1,342,859)	(15,155,098)
Class B(1)	(20,205)	(218,316)	(51,412)	(580,445)
Class B(1) – automatic conversion to Class A Shares	(43,585)	(466,346)	(1,560)	(17,685)
Class C	(427,306)	(4,529,235)	(375,124)	(4,222,188)
Class I	(652,005)	(6,909,178)	(1,029,369)	(11,551,836)
	(2,491,141)	(26,441,592)	(2,800,324)	(31,527,252)
Net increase (decrease)	(1,404,512)	$(14,892,872)	503,163	$5,763,164
(1)	Class B Shares of Georgia converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

	Louisiana
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	236,794	$2,544,571	2,268,259	$26,080,855
Class C	74,369	799,207	850,151	9,736,843
Class I	78,072	846,876	364,040	4,196,718
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,753	1,246,646	216,450	2,485,495
Class C	31,119	330,997	51,130	584,992
Class I	8,479	90,826	18,682	215,161
	545,586	5,859,123	3,768,712	43,300,064
Shares redeemed:
Class A	(1,396,786)	(14,971,647)	(1,154,236)	(13,257,933)
Class C	(594,659)	(6,355,030)	(302,256)	(3,461,168)
Class I	(277,774)	(2,966,172)	(134,866)	(1,550,281)
	(2,269,219)	(24,292,849)	(1,591,358)	(18,269,382)
Net increase (decrease)	(1,723,633)	$(18,433,726)	2,177,354	$25,030,682

	North Carolina
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,465,852	$36,305,272	3,620,867	$40,556,808
Class A – automatic conversion of Class B(1) Shares	41,210	433,961	8,484	94,370
Class B(1) – exchanges	5	50	—	—
Class C	248,601	2,618,394	1,501,241	16,818,075
Class I	1,705,118	18,019,958	4,931,854	55,414,090
Shares issued to shareholders due to reinvestment of distributions:
Class A	258,919	2,706,402	485,740	5,437,866
Class B(1)	422	4,410	1,979	22,168
Class C	53,190	555,678	100,639	1,126,106
Class I	145,183	1,522,308	268,432	3,014,428
	5,918,500	62,166,433	10,919,236	122,483,911
Shares redeemed:
Class A	(4,971,741)	(52,081,331)	(2,187,033)	(24,464,042)
Class B(1)	(16,194)	(168,166)	(39,783)	(444,852)
Class B(1) – automatic conversion to Class A Shares	(41,171)	(433,961)	(8,473)	(94,370)
Class C	(1,031,263)	(10,749,479)	(811,551)	(9,099,454)
Class I	(5,116,240)	(53,661,317)	(4,119,184)	(46,232,757)
	(11,176,609)	(117,094,254)	(7,166,024)	(80,335,475)
Net increase (decrease)	(5,258,109)	$(54,927,821)	3,753,212	$42,148,436
(1)	Class B Shares of North Carolina converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

60	Nuveen Investments

	Tennessee
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	909,653	$10,464,912	4,501,342	$54,845,015
Class A – automatic conversion of Class B Shares	391	4,685	38,019	463,812
Class B – exchanges	27	314	—	—
Class C	293,535	3,358,377	3,165,139	38,492,555
Class I	1,759,833	20,080,160	1,409,983	17,159,349
Shares issued to shareholders due to reinvestment of distributions:
Class A	368,243	4,187,901	825,077	10,074,934
Class B	617	7,017	2,354	28,746
Class C	98,456	1,118,253	215,943	2,635,677
Class I	47,082	534,389	70,058	854,584
	3,477,837	39,756,008	10,227,915	124,554,672
Shares redeemed:
Class A	(5,128,154)	(58,505,427)	(2,590,818)	(31,615,343)
Class B	(23,286)	(272,446)	(23,195)	(283,345)
Class B – automatic conversion to Class A Shares	(391)	(4,685)	(38,015)	(463,812)
Class C	(1,998,559)	(22,759,359)	(1,363,472)	(16,608,243)
Class I	(1,309,685)	(14,924,967)	(528,941)	(6,442,639)
	(8,460,075)	(96,466,884)	(4,544,441)	(55,413,382)
Net increase (decrease)	(4,982,238)	$(56,710,876)	5,683,474	$69,141,290

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2013, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$1,253,352	$18,080,149	$27,919,623	$1,590,148
Sales and maturities	11,632,193	34,663,721	93,071,561	58,998,834

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

As of November 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$161,668,849	$110,321,868	$381,388,867	$419,135,955
Gross unrealized:
Appreciation	$5,575,179	$3,105,760	$19,002,043	$19,510,375
Depreciation	(3,326,566)	(2,145,514)	(7,283,033)	(7,107,881)
Net unrealized appreciation (depreciation) of investments	$2,248,613	$960,246	$11,719,010	$12,402,494

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ last tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$—	$—	$—	$—
Undistributed (Over-distribution of) net investment income	—	(1,852)	(1,033)	(3,354)
Accumulated net realized gain (loss)	—	1,852	1,033	3,354

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ last tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income[1]	$476,774	$467,690	$1,425,209	$1,219,669
Undistributed net ordinary income[2]	—	—	—	197,664
Undistributed net long-term capital gains	—	—	—	1,648,439
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013, and paid on June 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$6,983,401	$4,702,919	$17,078,750	$15,899,343
Distributions from net ordinary income[2]	14,561	—	166	861,622
Distributions from net long-term capital gains	—	—	—	1,913,793
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Georgia	Louisiana	North Carolina
Expiration:
May 31, 2016	$—	$—	$1,256,363
May 31, 2017	3,107,776	—	1,649,881
May 31, 2018	3,466,007	1,974,371	4,606,864
May 31, 2019	—	107,840	—
Not subject to expiration:
Short-term losses	—	—	—
Long-term losses	—	—	342,564
Total	$6,573,783	$2,082,211	$7,855,672

During the Funds’ last tax year ended May 31, 2013, the following Funds utilized their capital loss carryforwards as follows:

	Georgia	Louisiana	North Carolina
Utilized capital loss carryforwards	$287,216	$66,242	$516,246

62	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Georgia	Louisiana
Post-October capital losses[3]	$42,817	$190,544
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through May 31, 2013, and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2013, the complex-level fee rate for each of these Funds was .1679%.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen–advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen–advised funds.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected	$53,985	$52,990	$39,589	$115,656
Paid to financial intermediaries	43,707	46,405	35,337	103,207

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances	$20,568	$15,196	$33,099	$61,932

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained	$24,787	$26,061	$47,602	$98,207

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2013, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained	$3,823	$12,856	$18,923	$36,540

8. Subsequent Events

Class C and Class C2 Shares

During the current reporting period, the Funds’ Board of Trustees approved the following changes:

Effective February 10, 2014, subsequent to the close of this reporting period, each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. Current Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual fund, but if they exchange back into a Nuveen municipal bond fund, they will issued newly established Class C Shares.

64	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Nuveen Investments	65

Glossary of Terms Used in this Report (continued)

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

66	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MS5-1113P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 6, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 6, 2014